UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2009

                FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
                ------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      Maryland                          0-31957                38-0135202
      ---------                         -------                ----------
 (State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)

                   100 S. Second Ave., Alpena, Michigan 49707
                   ------------------------------------------
                    (Address of principal executive offices)
                                 (989) 356-9041
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.  Other Events.
            -------------

     On February 27, 2009, First Federal of Northern Michigan Bancorp, Inc. announced the sale of the health, life, property and casualty insurance operations of InsuranCenter of Alpena, the Company's insurance affiliate.

     Details of the transaction are reported in the press release, filed as an Exhibit to this Form 8-K.

Item 9.01    Financial Statements and Exhibits
             ---------------------------------

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell Company Transactions. Not Applicable

(d)  Exhibit 99.1: Press Release dated February 27, 2009









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIRST FEDERAL OF NORTHERN MICHIGAN
                                          BANCORP, INC.


Date: February 27, 2009                    By:  /s/ Amy E. Essex
                                                ------------------------------
                                                Amy E. Essex
                                                Chief Financial Officer
                                                (Duly Authorized Representative)